CANNABIS SCIENCE, INC.



FORM 8-K
(Current report filing)


Filed  07/14/09 for the Period Ending 07/14/09





     Address		548 MARKET STREET
			SUITE 16645
			SAN FRANCISCO, CA 94101
     Telephone		1-888-889-0888
     CIK		0001024626
     Symbol		CBIS
     SIC Code		1311 - Crude Petroleum and Natural Gas
     Industry		Biotechnology & Drugs
     Sector		Healthcare
     Fiscal Year	12/31


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): July 14, 2009

CANNABIS SCIENCE, INC.
  (Exact name of registrant as specified in its charter)

 Nevada
  (State or other jurisdiction of incorporation or organization)

 91-1869677
  (I.R.S. Employer Identification No.)

 000-28911
  (Commission file number)

 548 Market Street, Suite 16645, San Francisco, CA 94101
  (Address of principal executive office)

 1-888-889-0888
  (Issuer's telephone number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions:

  (   )  Written communications pursuant to Rule 425 under the Securities Act
          (17CRF 230.425)
  (   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CRF 240.14a-12)
  (   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CRF 240.14d-2(b))
  (   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CRF 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

With the Special Board Meeting held on July 10, 2009, the Board has received and has accepted the resignation of Steven W. Kubby as a member of the Board of Directors.

The Board has received and has accepted the resignations of Ray Carr, Mary Ruwart and Lee Wrights from all previous positions held in the Company.

The Board hereby authorizes an internal investigation and review by counsel of Mr. Kubby's apparently fraudulent activities using the position he held as President & CEO as his authority to carry out these activities that damaged the Company and its shareholder value, including but not limited to:

a.	Mr. Kubby's inappropriate and unauthorized signing of a financial and share agreement with Mary Ruwart and Ray Carr, which were not disclosed to nor approved by the Board, using unauthorized company shares as collateral or consideration for his personal gain.

b.	Mr. Kubby's inappropriate and unauthorized signing of a financial and share agreement with a private party, which was not disclosed to nor approved by the Board, using unathorized company shares as collateral or consideration for his personal gain.


c.	Mr. Kubby's inappropriate and unauthorized signing of a financial and share agreement with an independent financial group, which was not disclosed to nor approved by the Board, which could have significantly diluted and damaged shareholder interest.

d.	Mr. Kubby's inappropriate and unauthorized acceptance of funds into a company account to which he had blocked and removed access by other officers and directors without approval or resolution.


e.	Mr. Kubby's apparent inappropriate and unauthorized distribution of
Company funds for his personal gain, while leaving essential obligations of the Company unmet.

f.	Mr. Kubby's libelous accusation against the Company's Directors and a key consultant, while misrepresenting his own actions to the public and the media in a manner injurious to the Company's interests.










SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					CANNABIS SCIENCE, INC.



					By /s/  Robert Melamede
Date : July 14, 2009		----------------------------------
						Dr. Robert Melamede
						CEO & Secretary